Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Precious Metals, Inc. (the “ Company ”), on Form 10-Q for the fiscal quarter ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), I, M. Jack Kugler, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Jack Kugler

M. Jack Kugler
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)
April 19, 2010